REGISTRATION NO. 333-155348
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ---------------

                          PRE-EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                ---------------

                     MONY LIFE INSURANCE COMPANY OF AMERICA

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     ARIZONA
                         (STATE OR OTHER JURISDICTION OF
                         INCORPORATION OR ORGANIZATION)

                                      6311
                          (PRIMARY STANDARD INDUSTRIAL
                          CLASSIFICATION CODE NUMBER)


                                   86-0222062

                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                           1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                                 (212) 554-1234
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 --------------

                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10104
                                 (212) 554-1234
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                 --------------

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:
                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

                                ---------------

Approximate date of commencement of proposed sale to the public: As soon after the effective date of this Registration Statement as is practicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act Registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the commission pursuant to Rule 462(e) under the Securities Act, check the following box. | |

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. | |

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

      Large accelerated filer  | |               Accelerated filer  | |
      Non-accelerated filer    |X|               Smaller reporting company  | |
     (do not check if a smaller reporting company)

                                EXPLANATORY NOTE

Registrant is filing this pre-effective amendment to the registration statement for the sole purpose of updating Item 16. Exhibit (24) to Part II.

                                    PART II


ITEM 16.  EXHIBITS

          (24)   Powers of Attorney.

                 (a)  Powers of Attorney, filed herewith.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and State of New York, on this 21st day of November, 2008.


                                MONY Life Insurance Company of America
                                       (Registrant)


                                By: /s/ Dodie Kent
                                   ---------------------------------
                                   Dodie Kent
                                   Vice President and Associate General Counsel
                                   MONY Life Insurance Company of America



         Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President and
                                           Chief Executive Officer, Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and Chief
                                           Accounting Officer


*DIRECTORS:

Christopher M. Condron      Anthony J. Hamilton          Joseph H. Moglia
Henri de Castries           Mary R. (Nina) Henderson     Lorie A. Slutsky
Denis Duverne               James F. Higgins             Ezra Suleiman
Charlynn Goins              Scott D. Miller              Peter J. Tobin





*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

November 21, 2008

                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION                         TAG VALUE
-----------  ---------------------------------------------------    -----------
(24)(a)      Powers of Attorney                                       Ex-99.24a





                                       9